Index to Consolidated Financial Statements for the Year Ended March 31, 2010

Independent Auditors’ Report to the Shareholders of Seawind Energy Limited	2
Consolidated Profit and Loss Account	3
Consolidated Balance Sheet	4
Notes to the Financial Statements	5

Index to Consolidated Financial Statements for the Year Ended March 31, 2009
Independent Auditors’ Report to the Shareholders of Seawind Energy Limited	2
Consolidated Profit and Loss Account	3
Consolidated Balance Sheet	4
Notes to the Financial Statements	5

Registered number: 5230954

SEAWIND ENERGY LIMITED

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 MARCH 2010

SEAWIND ENERGY LIMITED

COMPANY INFORMATION

DIRECTORS	Mr T Adams Mr J R Wilson Mr P D'Haen
COMPANY SECRETARY	Mr T Adams
COMPANY NUMBER	5230954
REGISTERED OFFICE	Seawind House 98-99 Hotham Place Plymouth Devon PL1 5NE
AUDITORS	Bishop Fleming Chartered Accountants & Statutory Auditors Cobourg House Mayflower Street Plymouth PL1 1LG

SEAWIND ENERGY LIMITED

CONTENTS

STATEMENT OF DIRECTORS' RESPONSIBILITIES
FOR THE YEAR ENDED 31 MARCH 2010

The directors have elected to prepare the financial statements in accordance with United Kingdom Generally Accepted Accounting Practice (United Kingdom Accounting Standards and applicable law). Under company law the directors must not approve the financial statements unless they are satisfied that they give a true and fair view of the state of affairs of the group and of the profit or loss of the group for that period. In preparing these financial statements, the directors are required to:

- select suitable accounting policies and then apply them consistently;
- make judgments and estimates that are reasonable and prudent;
- state whether applicable UK Accounting Standards have been followed, subject to any material departures disclosed and explained in the financial statements;
- prepare the financial statements on the going concern basis unless it is inappropriate to presume that the group will continue in business.

The directors are responsible for keeping adequate accounting records that are sufficient to show and explain the group's transactions and disclose with reasonable accuracy at any time the financial position of the group. They are also responsible for safeguarding the assets of the group and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

SEAWIND ENERGY LIMITED

INDEPENDENT AUDITORS' REPORT TO THE SHAREHOLDERS OF SEAWIND ENERGY LIMITED

We have audited the group consolidated financial statements (the "financial statements") of Seawind Energy Limited for the year ended 31 March 2010, set out on pages 3 to 10. The financial reporting framework that has been applied in their preparation is applicable law and the Financial Reporting Standard for Smaller Entities (effective April 2008) (United Kingdom Generally Accepted Accounting Practice applicable to Smaller Entities).

This report is made solely to the company's members, as a body. Our audit work has been undertaken so that we might state to the company's members those matters we have agreed to state to them in an Auditors' report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the company and the company's members as a body, for our audit work, for this report, or for the opinions we have formed.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS

As explained more fully in the Statement of directors' responsibilities, the directors are responsible for the preparation of the financial statements and for being satisfied that they give a true and fair view. Our responsibility is to audit the financial statements in accordance with applicable law and International Standards on Auditing (UK and Ireland). Those standards require us to comply with the Auditing Practices Board's Ethical Standards for Auditors.

Consolidated accounts have not been prepared or filed under the Companies Act 2006.

SCOPE OF THE AUDIT OF THE FINANCIAL STATEMENTS

An audit involves obtaining evidence about the amounts and disclosures in the financial statements sufficient to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or error. This includes an assessment of: whether the accounting policies are appropriate to the group's circumstances and have been consistently applied and adequately disclosed; the reasonableness of significant accounting estimates made by the directors; and the overall presentation of the financial statements.

OPINION ON FINANCIAL STATEMENTS

In our opinion the financial statements:

- give a true and fair view of the state of the group's affairs as at 31 March 2010 and of the group's profit for the year then ended;
- have been properly prepared in accordance with United Kingdom Generally Accepted Accounting Practice applicable to Smaller Entities.

OPINION ON OTHER MATTERS

The accompanying consolidated financial statements, for the year ended 31 March 2010, have been prepared from the individual company statements of Seawind Energy Limited and its subsidiary Seawind Services Limited in accordance with Generally Accepted Accounting Practice in the United Kingdom.

Our audit work did not identify any material adjustments required to these reported figures to fairly present them in accordance with Generally Accepted Accounting Principles in the United States of America.

B. Bishop Fleming

Bishop Fleming
Chartered Accountants
Statutory Auditors
Cobourg House
Mayflower Street
Plymouth
PL1 1LG
Date: 19/5/11

SEAWIND ENERGY LIMITED

CONSOLIDATED PROFIT AND LOSS ACCOUNT
FOR THE YEAR ENDED 31 MARCH 2010

	Note	2010 £	2009 £
TURNOVER	1	**5,392,996**	8,691,124
Cost of sales		**(4,814,524)**	(8,330,291)
GROSS PROFIT	2	**578,472**	360,833
Distribution costs		**(1,623)**	(26,652)
Administrative expenses		**(538,888)**	(274,678)
OPERATING PROFIT	2	**37,961**	59,503
Interest receivable and similar income		**-**	668
PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION		**37,961**	60,171
Tax on profit on ordinary activities	3	**(8,131)**	27,663
PROFIT FOR THE FINANCIAL YEAR		**29,830**	87,834

The notes on pages 5 to 10 form part of these financial statements.

SEAWIND ENERGY LIMITED
REGISTERED NUMBER: 5230954

CONSOLIDATED BALANCE SHEET
AS AT 31 MARCH 2010

	Note	£	2010 £	£	2009 £
FIXED ASSETS					
Tangible assets	4		**706**		-
CURRENT ASSETS					
Stocks		**141,270**		-	
Debtors	5	**1,102,469**		2,217,686	
Cash at bank		**636,610**		1,497,312	
		1,880,349		3,714,998	
CREDITORS: amounts falling due within one year	6	**(1,574,653)**		(3,438,624)	
NET CURRENT ASSETS			**305,696**		276,374
TOTAL ASSETS LESS CURRENT LIABILITIES			**306,402**		276,374
PROVISIONS FOR LIABILITIES					
Deferred tax	7		**(198)**		-
NET ASSETS			**306,204**		276,374
CAPITAL AND RESERVES					
Called up share capital	8		**1,000**		1,000
Profit and loss account	9		**305,204**		275,374
SHAREHOLDERS' FUNDS			**306,204**		276,374

The financial statements have been prepared in and in accordance with the Financial Reporting Standard for Smaller Entities (effective April 2008).

Mr T Adams
Director

Date: 19-5-2011

The notes on pages 5 to 10 form part of these financial statements.

1. ACCOUNTING POLICIES

1.1 BASIS OF PREPARATION OF FINANCIAL STATEMENTS

The financial statements have been prepared under the historical cost convention and in accordance with the Financial Reporting Standard for Smaller Entities (effective April 2008).

1.2 BASIS OF CONSOLIDATION

The financial statements consolidate the accounts of Seawind Energy Limited and all of its subsidiary undertakings ('subsidiaries').

The parent and ultimate holding company of Seawind Energy Limited is Ecoserve Limited. Ecoserve Limited is under the control of Mr T P G Adams and Mr J R Wilson and is based in Turks and Caicos Islands. No financial statements of this company are available and the financial statements of Ecoserve Limited are not therefore included in these consolidated financial statements.

1.3 TURNOVER

Turnover comprises revenue recognised by the company in respect of goods and services supplied, exclusive of Value Added Tax and trade discounts.

In respect of the long-term contracts and contracts for on-going services, turnover represents the value of work done in the year, including estimates of amounts not invoiced. Turnover in respect of long-term contracts and contracts for on-going services is recognised by reference to the stage of completion.

1.4 TANGIBLE FIXED ASSETS AND DEPRECIATION

Tangible fixed assets are stated at cost less depreciation. Depreciation is provided at rates calculated to write off the cost of fixed assets, less their estimated residual value, over their expected useful lives on the following bases:

Office equipment	-	3 years straight line

2. OPERATING PROFIT

The operating profit is stated after charging:

	2010 £	2009 £
Depreciation of tangible fixed assets:		
- owned by the group	353	-
Auditors' remuneration	3,763	3,763

During the year, no director received any emoluments (2009: £NIL).

3. TAXATION

	2010 £	2009 £
ANALYSIS OF TAX CHARGE/(CREDIT) IN THE YEAR		
CURRENT TAX		
UK corporation tax charge on profit for the year	7,933	13,368
Adjustments in respect of prior periods	-	(41,031)
TOTAL CURRENT TAX	7,933	(27,663)
DEFERRED TAX (see note 7)		
Origination and reversal of timing differences	198	-
TAX ON PROFIT ON ORDINARY ACTIVITIES	8,131	(27,663)

4. TANGIBLE FIXED ASSETS

	Office equipment £
COST	
Additions	1,059
At 31 March 2010	1,059
DEPRECIATION	
Charge for the year	353
At 31 March 2010	353
NET BOOK VALUE	
At 31 March 2010	706

5. DEBTORS

	2010 £	2009 £
Trade debtors	212,631	292,278
Amounts owed by related companies	425,507	1,591,922
Other debtors	220,058	205,149
Called up share capital not paid	1,000	1,000
Social security and other taxes	243,273	127,337
	1,102,469	2,217,686

6. CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

	2010 £	2009 £
Trade creditors	301,718	46,732
Amounts owed to group undertakings	65,980	605,300
Amounts owed to related companies	917,341	2,052,489
Corporation tax	7,521	18,854
Other creditors	282,093	715,249
	1,574,653	3,438,624

7. DEFERRED TAXATION

	2010 £	2009 £
At beginning of year	-	-
Charge for the year	198	-
At end of year	198	-

The provision for deferred taxation is made up as follows:

	2010 £	2009 £
Accelerated capital allowances	198	-

8. SHARE CAPITAL

	2010 £	2009 £
ALLOTTED, CALLED UP AND PARTLY PAID		
1,000 Ordinary share capital shares of £1 each	1,000	1,000

9. RESERVES

	Profit and loss account £
At 1 April 2009	275,374
Profit for the year	29,830
At 31 March 2010	305,204

10. RELATED PARTY TRANSACTIONS

The sub-group is part of the Ecoserve Group. Ecoserve Limited (a company based in Hong Kong) is the parent and ultimate holding company of Seawind Energy Limited. Seawind Services Limited is a 100% subsidiary of Seawind Energy Limited.

The company was previously under the control of Enerserve Limited (a Turks & Caicos company). In December 2009 the shares of Seawind Energy Limited were transferred to Ecoserve Limited, however the ultimate controlling parties being Mr T Adams and Mr J R Wilson have remained the same.

As Seawind Energy Limited has prepared consolidated accounts which include the transactions and balances of Seawind Services Limited, its 100% subsidiary, the company has taken advantage of the exemption contained in FRS8 not to disclose transactions or balances with entities which form part of the group within this note. Transactions and balances with Enerserve Limited, the ultimate parent company, are not consolidated and hence are separately disclosed.

Mr T P G Adams and Mr J R Wilson, directors, also control the companies within the Seawind International Ltd Group. Seawind International Limited has three subsidiaries; Seawind Marine Limited, Seawind Marine Services Limited and Financial Card Solutions Limited.

Seawind Sudamerica Limitada is a Limited Liability Partnership under the control of Mr T P G Adams.

In August 2009 Watecooled Limited, a company based in the UK, was incorporated. This company is under the control of Mr T P G Adams.

American Seawind Energy LLC is a 50% owned subsidiary that is immaterial and hence not consolidated.

As at 31 March 2010 the company was owed £21,942 (2009: £21,942) by Mr J R Wilson (director) and £670 (2009: £Nil) by Mr T P G Adams.

The items disclosed below represent transactions and balances during the year with related companies and Enerserve Limited.

During the year the group made the following sales:

	2010	2009
	£	£
Seawind Sudamerica Limitada	**611,407**	-
Seawind Marine Services Limited	-	1,187
Seawind Marine Limited	-	569
American Seawind Energy LLC	-	51,724

During the year the group made the following purchases:

	2010	2009
	£	£
Seawind Marine Limited	**152,800**	76,135
Seawind International Limited	**568,000**	928,208
Enerserve Limited	**855,524**	7,322,778

Management fees were charged from Seawind International Limited to Seawind Services Limited of £360,000 (2009: £300,000) for the year and from Seawind Marine Limited to Seawind Services Limited of £120,000 (2009: £nil). Insurance recharges of £36,000 were also charged from Seawind Marine Limited to the company.

At the year end the following amounts were owed to the group by related companies:

	2010 **£**	2009 £
Seawind International Limited	**31,084**	31,084
Seawind Marine Limited	**393,753**	1,560,168
Seawind Marine Services Limited	**670**	670
American Seawind Energy LLC	-	51,724

At the year end the following amounts were owed by the group to related companies:

	2010 **£**	2009 £
Seawind Marine Limited	**66,303**	62,815
Seawind International Limited	**614,236**	1,699,610
Seawind Sudamerica Limitada	**185,870**	290,065
Enerserve Limited	**65,980**	605,300
Watercooled Limited	**50,933**	-

Registered number: 5230954

SEAWIND ENERGY LIMITED

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 MARCH 2009

SEAWIND ENERGY LIMITED

COMPANY INFORMATION

DIRECTORS	Mr T Adams Mr J R Wilson Mr P D'Haen
COMPANY SECRETARY	Mr T Adams
COMPANY NUMBER	5230954
REGISTERED OFFICE	Seawind House 98-99 Hotham Place Plymouth Devon PL1 5NE
AUDITORS	Bishop Fleming Chartered Accountants & Registered Auditors Cobourg House Mayflower Street Plymouth PL1 1LG

CONTENTS

STATEMENT OF DIRECTORS' RESPONSIBILITIES
FOR THE YEAR ENDED 31 MARCH 2009

The directors have elected to prepare the financial statements in accordance with United Kingdom Generally Accepted Accounting Practice (United Kingdom Accounting Standards and applicable law). Under company law the directors must not approve the financial statements unless they are satisfied that they give a true and fair view of the state of affairs of the group and of the profit or loss of the group for that period. In preparing these financial statements, the directors are required to:

- select suitable accounting policies and then apply them consistently;
- make judgments and estimates that are reasonable and prudent;
- state whether applicable UK Accounting Standards have been followed, subject to any material departures disclosed and explained in the financial statements
- prepare the financial statements on the going concern basis unless it is inappropriate to presume that the group will continue in business.

The directors are responsible for keeping proper accounting records that are sufficient to show and explain the group's transactions and disclose with reasonable accuracy at any time the financial position of the group. They are also responsible for safeguarding the assets of the group and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

SEAWIND ENERGY LIMITED

INDEPENDENT AUDITORS' REPORT TO THE SHAREHOLDERS OF SEAWIND ENERGY LIMITED

We have audited the group consolidated financial statements (the "financial statements") of Seawind Energy Limited for the year ended 31 March 2009, set out on pages 3 to 9. The financial reporting framework that has been applied in their preparation is applicable law and the Financial Reporting Standard for Smaller Entities (effective January 2007) (United Kingdom Generally Accepted Accounting Practice applicable to Smaller Entities).

This report is made solely to the company's members, as a body. Our audit work has been undertaken so that we might state to the company's members those matters we have agreed to state to them in an Auditors' report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the company and the company's members as a body, for our audit work, for this report, or for the opinions we have formed.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS

As explained more fully in the Statement of directors' responsibilities, the directors are responsible for the preparation of the financial statements and for being satisfied that they give a true and fair view. Our responsibility is to audit the financial statements in accordance with applicable law and International Standards on Auditing (UK and Ireland). Those standards require us to comply with the Auditing Practices Board's Ethical Standards for Auditors.

Consolidated accounts have not been prepared or filed under the Companies Act 1985.

SCOPE OF THE AUDIT OF THE FINANCIAL STATEMENTS

An audit involves obtaining evidence about the amounts and disclosures in the financial statements sufficient to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or error. This includes an assessment of: whether the accounting policies are appropriate to the group's circumstances and have been consistently applied and adequately disclosed; the reasonableness of significant accounting estimates made by the directors; and the overall presentation of the financial statements.

OPINION ON FINANCIAL STATEMENTS

In our opinion the financial statements:

- give a true and fair view of the state of the group's affairs as at 31 March 2009 and of the group's profit for the year then ended;
- have been properly prepared in accordance with United Kingdom Generally Accepted Accounting Practice applicable to Smaller Entities.

OPINION ON OTHER MATTERS

The accompanying consolidated financial statements, for the year ended 31 March 2009, have been prepared from the individual company statements of Seawind Energy Limited and its subsidiary Seawind Services Limited in accordance with Generally Accepted Accounting Practice in the United Kingdom.

Our audit work did not identify any material adjustments required to these reported figures to fairly present them in accordance with Generally Accepted Accounting Principles in the United States of America.

Bishop Fleming

Bishop Fleming
Chartered Accountants
Statutory Auditors
Cobourg House
Mayflower Street
Plymouth PL1 1LG
Date: 19/5/11

SEAWIND ENERGY LIMITED

CONSOLIDATED PROFIT AND LOSS ACCOUNT
FOR THE YEAR ENDED 31 MARCH 2009

	Note	2009 £	2008 £
TURNOVER	1	**8,691,124**	7,847,355
Cost of sales		**(8,330,291)**	(7,225,688)
GROSS PROFIT	2	**360,833**	621,667
Distribution costs		**(26,652)**	(141,290)
Administrative expenses		**(274,678)**	(434,306)
OPERATING PROFIT	2	**59,503**	46,071
EXCEPTIONAL ITEMS	3		
Other exceptional items	3	**-**	126,687
PROFIT ON ORDINARY ACTIVITIES BEFORE INTEREST		**59,503**	172,758
Interest receivable and similar income		**668**	315
PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION		**60,171**	173,073
Tax on profit on ordinary activities	4	**27,663**	(52,736)
PROFIT FOR THE FINANCIAL YEAR		**87,834**	120,337

The notes on pages 5 to 9 form part of these financial statements.

SEAWIND ENERGY LIMITED
REGISTERED NUMBER: 5230954

CONSOLIDATED BALANCE SHEET
AS AT 31 MARCH 2009

	Note	£	2009 £	£	2008 £
CURRENT ASSETS					
Debtors	5	**2,217,686**		1,594,274	
Cash at bank		**1,497,312**		296,985	
		3,714,998		1,891,259	
CREDITORS: amounts falling due within one year	6	**(3,438,624)**		(1,702,719)	
NET CURRENT ASSETS			**276,374**		188,540
TOTAL ASSETS LESS CURRENT LIABILITIES			**276,374**		188,540
CAPITAL AND RESERVES					
Called up share capital	7		**1,000**		1,000
Profit and loss account	8		**275,374**		187,540
SHAREHOLDERS' FUNDS			**276,374**		188,540

The financial statements have been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 applicable to small companies, and in accordance with the Financial Reporting Standard for Smaller Entities (effective January 2007).

T Adams

Mr T Adams
Director

Date: 19-5-2011

The notes on pages 5 to 9 form part of these financial statements.

1. ACCOUNTING POLICIES

1.1 BASIS OF PREPARATION OF FINANCIAL STATEMENTS

The financial statements have been prepared under the historical cost convention and in accordance with the Financial Reporting Standard for Smaller Entities (effective January 2007).

1.2 BASIS OF CONSOLIDATION

The financial statements consolidate the accounts of Seawind Energy Limited and all of its subsidiary undertakings ('subsidiaries').

The parent and ultimate holding company of Seawind Energy Limited is Enerserve Limited. Enerserve Limited is under the control of Mr T P G Adams and Mr J R Wilson and is based in Turks and Caicos Islands. No financial statements of this company are available and the financial statements of Enerserve Limited are not therefore included in these consolidated financial statements.

1.3 TURNOVER

Turnover comprises revenue recognised by the company in respect of goods and services supplied, exclusive of Value Added Tax and trade discounts.

In respect of the long-term contracts and contracts for on-going services, turnover represents the value of work done in the year, including estimates of amounts not invoiced. Turnover in respect of long-term contracts and contracts for on-going services is recognised by reference to the stage of completion.

2. OPERATING PROFIT

The operating profit is stated after charging:

	2009 £	2008 £
Auditors' remuneration	**3,763**	3,763

During the year, no director received any emoluments (2008: £NIL).

Auditors fees for the company were £1,763 (2008: £1,763)

3. EXCEPTIONAL ITEMS

	2009 £	2008 £
Write back of overstated investor loan	**-**	126,687

4. TAXATION

	2009 £	2008 £
ANALYSIS OF TAX (CREDIT)/CHARGE IN THE YEAR		
UK corporation tax charge on profit for the year	**13,368**	52,736
Adjustments in respect of prior periods	**(41,031)**	-
TAX ON PROFIT ON ORDINARY ACTIVITIES	**(27,663)**	52,736

5. DEBTORS

	2009 £	2008 £
Trade debtors	**292,278**	229,897
Amounts owed by group undertakings	**-**	51,003
Amounts owed by related companies	**1,591,922**	926,080
Other debtors	**205,149**	313,346
Called up share capital not paid	**1,000**	1,000
Social security and other taxes	**127,337**	72,948
	2,217,686	1,594,274

6. CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

	2009 £	2008 £
Trade creditors	**46,732**	485,920
Amounts owed to group undertakings	**605,300**	-
Amounts owed to related companies	**2,052,489**	860,304
Corporation tax	**18,854**	50,732
Other creditors	**715,249**	305,763
	3,438,624	1,702,719

7. SHARE CAPITAL

	2009 £	2008 £
AUTHORISED		
1,000- Ordinary share capital shares of £1 each	**1,000**	1,000
ALLOTTED, CALLED UP AND PARTLY PAID		
1,000- Ordinary share capital shares of £1 each	**1,000**	1,000

8. RESERVES

	Profit and loss account £
At 1 April 2008	**187,540**
Profit for the year	**87,834**
At 31 March 2009	**275,374**

9. RELATED PARTY TRANSACTIONS

This sub-group is part of the Enerserve Group. Enerserve Limited is the parent and ultimate holding company of Seawind Energy Limited. Seawind Services Limited is a 100% subsidiary of Seawind Energy Limited.

Enerserve Limited is under the control of Mr T P G Adams and Mr J R Wilson.

As Seawind Energy Limited has prepared consolidated accounts which include the transactions and balances of Seawind Services Limited, its 100% subsidiary, the company has taken advantage of the exemption contained in FRS8 not to disclose transactions or balances with entities which form part of the group within this note. Transactions and balances with Enerserve Limited, the ultimate parent company, are not consolidated and hence are separately disclosed.

Mr T P G Adams and Mr J R Wilson, directors, also control the companies within the Seawind International Ltd Group. Seawind International Limited has three subsidiaries; Seawind Marine Limited, Seawind Marine Services Limited and Financial Card Solutions Limited.

Seawind Sudamerica Limitada is a Limited Liability Partnership under the control of Mr T P G Adams.

As at 31 March 2010 the company was owed £21,942 (2008: £1,144 creditor) by Mr J R Wilson (director).

American Seawind Energy LLC is a 50% owned subsidiary that is immaterial and hence not consolidated.

The items disclosed below represent transactions and balances during the year with related companies and Enerserve Limited.

During the year the group made the following sales:

	2009	2008
	£	£
Seawind Marine Services Limited	**1,187**	-
Seawind Marine Limited	**569**	-
American Seawind Energy LLC	**51,724**	-

During the year the group made the following purchases:

	2009	2008
	£	£
Seawind Marine Limited	**76,135**	98,944
Seawind International Limited	**928,208**	266,943
Enerserve Limited	**7,322,778**	357,000

Management fees were charged from Seawind International Limited to Seawind Services Limited of £300,000 (2008: £300,000) for the year and from Seawind Marine Limited to Seawind Services Limited of £nil (2008: £34,796).

SCHEDULE TO THE DETAILED ACCOUNTS
FOR THE YEAR ENDED 31 MARCH 2009

At the year end the following amounts were owed to the group by related companies:

	2009 £	2008 £
Seawind International Limited	**31,084**	31,084
Seawind Marine Limited	**1,560,168**	894,996
Seawind Marine Services Limited	**670**	-
Enerserve Limited	**-**	51,003
American Seawind Energy LLC	**51,724**	-

During the year the company made the following purchases:

	2009 £	2008 £
Seawind Marine Limited	**100**	48,309

At the year end the following amounts were owed by the group to related companies:

	2009 £	2008 £
Seawind Marine Limited	**62,815**	62,715
Seawind International Limited	**1,699,610**	797,072
Seawind Marine Services Limited	**-**	517
Seawind Sudamerica Limitada	**290,064**	-
Enerserve Limited	**605,300**	-

At the year end the following amounts were owed to the company by related companies:

	2009 £	2008 £
Seawind International Limited	**31,084**	31,084

At the year end the following amounts were owed by the company to related companies:

	2009 £	2008 £
Seawind Marine Limited	**62,815**	62,715